                                                                    EXHIBIT 99.2
                                  [CHASE LOGO]


                               BMC Software, Inc.
                             Senior Credit Facility
                               Commitment Letter

                                                                   March 8, 1999


BMC Software, Inc.
2101 CityWest Blvd.
Houston, Texas 77042

Attention: Michael Shryock

     You (the "Borrower") have requested that Chase Securities Inc. ("CSI") agree to structure, arrange and syndicate a senior revolving credit facility in an aggregate amount of up to $500,000,000 (the "Facility"), and that Chase Bank of Texas, National Association ("Chase"), commit to provide the entire principal amount of the Facility and to serve as administrative agent for the Facility.

     CSI is pleased to advise you that it is willing to act as exclusive advisor, lead arranger, and book manager for the Facility.

     Furthermore, Chase is pleased to advise you of (a) its commitment to provide the entire amount of the Facility upon the terms and subject to the conditions set forth or referred to in this commitment letter (the "Commitment Letter") and in the Summary of Terms and Conditions attached hereto as Exhibit A (the "Term Sheet").

     It is agreed that Chase will act as the sole and exclusive Administrative Agent, and that CSI will act as the sole and exclusive advisor, lead arranger, and book manager (in such capacity, the "Arranger"), for the Facility, and each will, in such capacities, perform the duties and exercise the authority customarily performed and exercised by it in such roles. You agree that no other agents, co-agents or arrangers will be appointed, no other titles will be awarded and no compensation (other than that expressly contemplated by the Term Sheet and the Fee Letter referred to below) will be paid in connection with the Facility unless you and we shall so agree.

     We intend to syndicate the Facility to a group of financial institutions (together with Chase, the "Lenders") identified by us in consultation with you. CSI intends to commence syndication efforts promptly upon the execution of this Commitment Letter, and you agree actively to assist CSI in completing a syndication satisfactory to it. Such assistance shall include (a) your using commercially reasonable efforts to ensure that the syndication efforts benefit materially from your existing lending relationships, (b) direct contact between senior management and advisors of the Borrower and the proposed Lenders, (c) assistance in the preparation of a Confidential Information Memorandum and other marketing materials to be used in connection with the syndication and (d) the hosting, with CSI, of one or more meetings of prospective Lenders.

     As the Arranger, CSI will manage all aspects of the syndication, including decisions as to the selection of institutions to be approached and when they will be approached, when their commitments will be accepted, which institutions will participate, the allocations of the commitments among the Lenders and the amount and distribution of fees among the Lenders. In acting as the Arranger, CSI will have no responsibility other than to arrange the syndication. To assist CSI in its syndication efforts, you agree

BMC Software, Inc.
March 5, 1999
Page 2

promptly to prepare and provide to CSI and Chase all information with respect to the Borrower and the transactions contemplated hereby, including all financial information and projections (the "Projections"), as we may reasonably request in connection with the arrangement and syndication of the Facility. You hereby represent and covenant that (a) all information other than the Projections (the "Information") that has been or will be made available to Chase or CSI by you or any of your representatives is or will be, when furnished, complete and correct in all material respects and does not or will not, when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made and (b) the Projections that have been or will be made available to Chase or CSI by you or any of your representatives have been or will be prepared in good faith based upon reasonable assumptions. You understand that in arranging and syndicating the Facility we may use and rely on the Information and Projections without independent verification thereof.

     As consideration for Chase's commitment hereunder and CSI's agreement to perform the services described herein, you agree to pay to Chase the nonrefundable fees in the Fee Letter dated the date hereof and delivered herewith (the "Fee Letter").

     Chase and CSI shall be entitled, after consultation with you and with your consent, such consent not to be unreasonably withheld, to change the structure, terms, amount or pricing of the Facility if the syndication has not been completed and if Chase and CSI determine that such changes are advisable in order to ensure a successful syndication of the Facility. Chase's commitment hereunder is subject to the agreements in this paragraph.

     Chase's commitment hereunder and CSI's agreement to perform the services described herein are subject to (a) there not occurring or becoming known to us any material adverse condition or material adverse change in or affecting the business, operations, property, condition (financial or otherwise) or prospects of the Borrower and its subsidiaries, taken as a whole, (b) our completion of and satisfaction in all respects with a due diligence investigation of the Borrower and the acquisition candidate contemplated with this Facility, (c) our not becoming aware after the date hereof of any information or other matter affecting the Borrower or the transactions contemplated hereby which is inconsistent in a material and adverse manner with any such information or other matter disclosed to us prior to the date hereof, (d) there not having occurred a material disruption of or material adverse change in financial, banking or capital market conditions that, in our judgment, could materially impair the syndication of the Facility, (e) our satisfaction that prior to and during the syndication of the Facility there shall be no competing offering, placement or arrangement of any debt securities or bank financing by or on behalf of the Borrower or any affiliate thereof, (f) the negotiation, execution and delivery on or before May 7, 1999 of definitive documentation with respect to the Facility satisfactory to Chase and its counsel and (h) the other conditions set forth or referred to in the Term Sheet. The terms and conditions of Chase's commitment hereunder and of the Facility are not limited to those set forth herein and in the Term Sheet. Those matters that are not covered by the provisions hereof and of the Term Sheet are subject to the approval and agreement of Chase, CSI and the Borrower.

     You agree to indemnify and hold harmless Chase, CSI, the other Lenders, their respective affiliates and their respective officers, directors, employees, advisors, and agents (each, an "indemnified person") from and against any and all losses, claims, damages and liabilities to which any such indemnified person may become subject arising out of or in connection with this Commitment Letter, the Facility, the use of the proceeds thereof or any related transaction or any claim, litigation, investigation or proceeding relating to any of the foregoing, regardless of whether any indemnified person is a party thereto, and to reimburse each indemnified person upon demand for any legal or other expenses incurred in connection with investigating or defending any of the foregoing, provided that the foregoing indemnity will not, as to any indemnified person, apply to losses, claims, damages, liabilities or related expenses to the extent they arise from the willful misconduct, unlawful conduct or gross negligence of such indemnified person. YOU AGREE THAT THE INDEMNITY CONTAINED IN THE PRECEDING SENTENCE

BMC Software, Inc.
March 5, 1999
Page 3


EXTENDS TO AND IS INTENDED TO COVER LOSSES AND RELATED EXPENSES ARISING OUT OF THE ORDINARY, SOLE OR CONTRIBUTORY NEGLIGENCE OF ANY INDEMNIFIED PERSON. You also agree to reimburse Chase, CSI and their affiliates on demand for all out-of-pocket expenses (including syndication expenses, travel expenses, and reasonable fees, charges and disbursements of counsel) incurred in connection with the Facility and any related documentation (including this Commitment Letter, the Term Sheet, the Fee Letter and the definitive financing documentation) or the administration, amendment, modification or waiver thereof. No indemnified person shall be liable for any damages arising from the use by others of Information or other materials obtained through electronic, telecommunications or other information transmission systems or for any special, indirect, consequential or punitive damages in connection with the Facilities.

         This Commitment Letter shall not be assignable by you without the prior written consent of Chase and CSI (and any purported assignment without such consent shall be null and void), is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto. This Commitment Letter may not be amended or waived except by an instrument in writing signed by you, Chase and CSI. This Commitment Letter may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Commitment Letter by facsimile transmission shall be effective as delivery of manually executed counterpart hereof. This Commitment Letter and the Fee Letter are the only agreements that have been entered into among us with respect to the Facility and set forth the entire understanding of the parties with respect thereto. This Commitment Letter shall be governed by, and construed in accordance with, the laws of the State of Texas.

         This Commitment Letter is delivered to you on the understanding that neither this Commitment Letter, the Term Sheet or the Fee Letter nor any of their terms or substance shall be disclosed, directly or indirectly, to any other person except (a) to your officers, agents and advisors who are directly involved in the consideration of this matter or (b) as may be compelled in a judicial or administrative proceeding or as otherwise required by law (in which case you agree to inform us promptly thereof), provided, that the foregoing restrictions shall cease to apply (except in respect of the Fee Letter and its terms and substance) after this Commitment Letter has been accepted by you.

         You acknowledge that CSI and Chase may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which you may have conflicting interests regarding the transactions described herein and otherwise. Neither CSI nor Chase will use confidential information obtained from you by virtue of the transactions contemplated by this letter or their other relationships with you in connection with the performance by CSI or Chase of services for other companies, and neither CSI nor Chase will furnish any such information to other companies. You also acknowledge that CSI and Chase have no obligation to use in connection with the transactions contemplated by this letter, or to furnish to you, confidential information obtained from other companies.

         The reimbursement, indemnification and confidentiality provisions contained herein and in the Fee Letter shall remain in full force and effect regardless of whether definitive financing documentation shall be executed and delivered and notwithstanding the termination of this Commitment Letter or Chase's commitment hereunder.

         THIS COMMITMENT LETTER, THE ATTACHED TERM SHEET, THE FEE LETTER AND ALL EXHIBITS, SCHEDULES AND OTHER ATTACHMENTS HERETO AND THERETO CONSTITUTE A "LOAN AGREEMENT" FOR PURPOSES OF SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

BMC Software, Inc.
March 5, 1999
Page 4


     If the foregoing correctly sets forth our agreement, please indicate your acceptance of the terms hereof and of the Term Sheet and the Fee Letter by returning to us executed counterparts hereof and of the Fee Letter not later than 5:00 p.m., Central Standard Time, on March 10, 1999. Chase's commitment and CSI's agreements herein will expire at such time in the event Chase has not received such executed counterparts in accordance with the immediately preceding sentence.

     Chase and CSI are pleased to have been given the opportunity to assist you in connection with this important financing.

                                Very truly yours,

                                CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

                                By: /s/ MICHAEL A. CERDA
                                   ------------------------
                                Name:  Michael A. Cerda
                                Title: Vice President

                                CHASE SECURITIES INC.

                                By: /s/ GREGORY M. SPIER
                                   ------------------------
                                Name:  Gregory M. Spier
                                Title: Managing Director

Accepted and agreed to as of
the date first written above by:

BMC SOFTWARE, INC.

By: /s/ STEPHEN SOLCHER
   ---------------------
Name:  Stephen Solcher
Title: Treasurer

                                   EXHIBIT A

MARCH 8, 1999

                         SUMMARY OF TERMS AND CONDITIONS

Borrower:                BMC Software, Inc.

Facilities:              Up to $500,000,000; 364-Day Revolving Credit Facility,
                         with one year term out option. Facility to include a Competitive Bid Option for the Borrower to request
                         Competitive Bids. Four (4) days advance notice to Agent required via telephone with written confirmation. Typical Competitive Bid procedures shall apply.

Maturity:                364 days from Closing. Additionally, at the option of
                         the Borrower, the ability to term out the outstandings under the revolver at maturity, payable within one year from the date of the term out request.

Minimum Initial
Commitment Per
Institution:             $200,000,000 for each Primary Institution

Required Lenders:        51% of Commitments

Commitment Date:         March 9, 1999

Closing Date:            Closing and Funding to occur on or before April 7,
                         1999.

Purpose: For general corporate purposes including working capital, capital expenditures and acquisitions.

Interest Rate:           Performance Pricing tied to a Funded Debt to EBITDA
                         ratio.

-----------------------------------------------------------
Funded Debt/EBITDA       LIBOR Margin*       Facility Fee**
-----------------------------------------------------------
>2.25X                   92.5 b.p.s.         20.0 b.p.s.
-----------------------------------------------------------
>1.50X                   72.5 b.p.s.         15.0 b.p.s.
-----------------------------------------------------------
>0.75X                   62.5 b.p.s.         12.5 b.p.s.
-----------------------------------------------------------
<0.75X                   52.5 b.p.s.         10.0 b.p.s.
 -
-----------------------------------------------------------

* If the Borrower elects the one year term option, the LIBOR Margin will Increase by 12.5 bps across all grid points. Additionally, in anticipation of receiving a rating from both S&P and Moody's, a ratings grid will be incorporated into the documentation reflecting drawn pricing of 50 bps for a BBB+/Baa1 senior, unsecured debt rating. The other grid points to be determined.

** The Facility Fee will be paid on the commitment amount regardless of usage.

Underwriting Fee:        An underwriting fee as set forth in the fee letter
                         on allocated underwritten commitment. Payable on the funding date of the facility, to be reduced by amount of fees necessary for secondary syndication.

Facility Fee:            A facility fee shall be paid to each Lender on the
                         basis of such Lenders allocated share of the Commitments (both drawn and undrawn portion) in the amount of applicable Facility Fee (as shown on the table for same).

Agent Titles:            To be determined on 3/10/99.

Financial Covenants: o   The Total funded Debt to EBITDA shall not exceed 2.5X
                         EBITDA based upon a rolling four quarter basis and including historical EBITDA of the acquired companies.

                     o Borrower and its Subsidiaries shall at all times maintain ownership (free and clear of all encumbrances) of at least $300,000,000 in cash and/or marketable securities.

Documentation:           The Credit Documentation shall contain representations,
                         warranties, covenants and events of default customary for financings of this type and other terms deemed appropriate by the Lenders, including, without limitation:

                         Representations and Warranties: Financial statements; no material adverse change; corporate existence; compliance with law; corporate power and authority; enforceability of Credit Documentation; no conflict with law or contractual obligations; no material litigation; no default; ownership of property; intellectual property; taxes; Federal Reserve regulations: ERISA; Investment Company Act; Year 2000 matters; accuracy of disclosure.

                         Affirmative Covenants: Delivery of financial statements, reports accountants' letters, projections, officers' certificates and other information reasonably requested by the Lenders; continuation of business and maintenance of existence and material rights and privileges; compliance with laws and material contractual obligations; maintenance of property and insurance; maintenance of books and records; right of the Lenders to inspect property and books and records; and notices of defaults, litigation and other material events.

                        Negative Covenants: Limitations on: liens; mergers, consolidations, sales of assets; transactions with affiliates; sale and leasebacks; and changes in lines of business.

                        Events of Default: Nonpayment of principal when due; nonpayment of interest, fees or other; material inaccuracy of representations and warranties; violation of covenants (subject, in the case of certain affirmative covenants, to a grace period to be agreed upon); cross-default; bankruptcy events; certain ERISA events; material judgments; and a change of control (the definition of which is to be agreed).

                        Conditions: to be mutually agreed upon between Administrative Agent and Borrower.

Syndication Sell-Down
Strategy:               Every dollar raised during the syndication process will
                        reduce the Primary Lender's positions until each Primary
                        Lender's position reaches $50,000,000. No Primary
                        Lender's position will be reduced below $50,000,000 until every Primary Lender's position is reduced to $50,000,000.

Indemnification:        The Administrative Agent, the Arranger, the Agents and
                        the Lenders (and their affiliates and their respective officers, directors, employees, advisors and agents) will have no liability for, and will be indemnified and held harmless against, any loss, liability, cost or expense incurred in respect of the financing contemplated hereby or the use or the proposed use of proceeds thereof (except to the extent resulting from the gross negligence or willful misconduct of the indemnified party).

Governing Law
and Forum:              State of Texas.

March 9, 1999

BMC Software, Inc.
2101 Citywest Blvd.
Houston, TX 77042

Attention: Mike Shryock

     Re:    $500,000,000 Facility

Ladies and Gentlemen:

NationsBank, N.A. ("NationsBank") is pleased to offer its commitment to lend up to $500,000,000 of the Facility, upon and subject to the terms and conditions of this letter and the Summary of Terms and Conditions attached hereto (the "Summary of Terms"). NationsBanc Montgomery Securities LLC ("NMS") is pleased to advise you of its willingness, as Lead Arranger and Book Manager for the Facility, to use its best efforts to form a syndicate of financial institutions (the "Lenders") reasonably acceptable to you for the Facility.

The commitment of NationsBank hereunder and the agreement of NMS to provide the services described herein are subject to the satisfaction of each of the following conditions precedent in a manner acceptable to us in our sole discretion: (a) each of the terms and conditions set forth herein and in the Summary of Terms; (b) the completion of all due diligence with respect to the Borrower and its subsidiaries in scope and determination satisfactory to us in our sole discretion; (c) the negotiation, execution and delivery of definitive documentation for the Facility consistent with the Summary of Terms and otherwise satisfactory to us; (d) since the date hereof, no material adverse change in or material disruption of conditions in the financial, banking or capital markets which we, in our sole discretion, deem material in connection with the syndication of the Facility shall have occurred and be continuing; (e) no change, occurrence or development that could, in our opinion, have a material adverse effect on the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of the Borrower and its subsidiaries taken as a whole shall have occurred or become known to us; and
(f) our not becoming aware after the date hereof of any information or other matter which in our judgment is inconsistent in a material and adverse manner with any information or other matter disclosed to us prior to the date hereof.

The terms of this letter, the Summary of Terms and the fee letter among you and us (the "Fee Letter") are confidential and, except for disclosure on a confidential basis to your accountants, attorneys and other professional advisors retained by you in connection with the Facility or as may be required by law, may not be disclosed in whole or in part to any other person or entity without our prior written consent. We hereby consent to your disclosure of a copy of this letter and the Summary of Terms (but not the Fee Letter), provided that any information relating to pricing, fees and expenses is omitted.

This letter and the Fee Letter shall be governed by laws of the State of Texas. This offer will expire at 5:00 p.m. central time on March 12, 1999.

BMC Software, Inc.
March 9, 1999
Page 2


We are pleased to have the opportunity to work with you in connection with this important financing.

Very truly yours,


NATIONSBANK, N.A.



By: /s/ DAN KILLIAN
   ----------------------------------
Title: Vice President

NATIONSBANC MONTGOMERY SECURITIES LLC



By: /s/ JOSEPH SIEGEL
   ----------------------------------
Title: Managing Director


Accepted and Agreed to
as of March 10, 1999:

BMC SOFTWARE, INC.



By: /s/ STEPHEN SOLCHER
   ----------------------------------
Title: Treasurer

Confidential                                                  BMC Software, Inc.
--------------------------------------------------------------------------------
                        SUMMARY OF TERMS AND CONDITIONS
                               BMC SOFTWARE, INC.
                             $500,000,000 FACILITY

BORROWER:               BMC Software, Inc., (the "Borrower").

AGENTS, LEAD ARRANGERS
AND BOOK MANAGERS:      Financial institutions reasonably acceptable to the
                        Borrower, NationsBank and NMS, to be determined on March
                        10, 1999.

FACILITY:               An aggregate principal amount of up to $500,000,000 will
                        be available upon the terms and conditions hereinafter set forth:

                        Revolving Credit Facility: $500 million 364 day revolving credit facility (the "Facility"). Facility to include a Competitive Bid Option for the Borrower to request Competitive Bids. Four (4) days advance notice to Agent required via telephone with written confirmation. Typical competitive Bid procedures shall apply.

PURPOSE: The proceeds of the Facility shall be used for general corporate purposes including for working capital, capital expenditures, and other lawful corporate purposes and acquisitions.

CLOSING: The execution of definitive loan documentation and funding by NationsBank, to occur on or before April 7, 1999 ("Closing").

INTEREST RATES:         As set forth in Addendum I.

MATURITY:               The Revolving Facility shall terminate and all amounts
                        outstanding thereunder shall be due and payable 364 days from Closing. Provided that no event of default under the Facility or incipient default has occurred and is then continuing, the outstanding principal amount of loans under the Revolving Facility on such maturity date may, at the Borrower's election, be converted to a term loan which will be repayable in a single payment one (1) year from such maturity date.

CONDITIONS PRE-
CEDENT TO CLOSING:      The Closing (and the initial funding) of the Facility
                        will be subject to satisfaction of the conditions precedent to be mutually agreed upon by the Borrower, Agents and the Lenders.

DOCUMENTATION:          The Credit Documentation shall contain representations
                        warranties, covenants and events of default customary for financings of this type and other terms deemed appropriate by the Lenders, to be mutually agreed upon by the Borrower, Agents and the Lenders.

REPRESENTATIONS
AND WARRANTIES:         Usual and customary for transactions of this type, to
                        include without limitation: correctness of financial statements; no material adverse change; corporate existence and status; corporate power and authority;
                        enforceability of Credit Documentation; compliance with law or contractual obligations; no material litigation;
                        no default; ownership of property; intellectual property; no required governmental or third party approvals; use of proceeds/compliance with margin regulations; status under Investment Company Act; ERISA matters; environmental

--------------------------------------------------------------------------------
[BANK OF AMERICA LOGO]               Page 1                        March 9, 1999

Confidential                                                  BMC Software, Inc.
--------------------------------------------------------------------------------


                         matters; payment of taxes; accuracy of disclosure; and Year 2000 preparedness.

COVENANTS:               Affirmative Covenants: Delivery of financial
                         statements, reports accountants' letters, projections, officers' certificates and other information reasonable requested by the Lenders; continuation of business and maintenance of existence and material rights and privileges; compliance with laws and material contractual obligations; maintenance of property and insurance; maintenance of books and records; right of the Lenders to inspect property and books and records, and; notices of defaults, litigation and other material events.


                         Negative Covenants: Limitations on liens; mergers, consolidations, sales of assets; transactions with affiliates; sale and leasebacks; and changes in lines of business.

                         Financial covenants:

                         o    The Total Funded Debt to EBITDA shall not exceed
                              2.5 to 1.0.

                         o Borrower and its Subsidiaries shall at all times maintain ownership (free and clear of all encumbrances) of at least $300,000,000 in cash and/or marketable securities.

EVENTS OF DEFAULT:       Nonpayment of principal when due; nonpayment of
                         interest, fees or other; material inaccuracy of representations and warranties; violation of covenants
                         (subject, in the case of certain affirmative covenants, to a grace period to be agreed upon); cross-default;
                         bankruptcy events; certain ERISA events; material judgements; and a change of control (the definition of which is to be agreed).

REQUIRED LENDERS:        Amendments and waivers of the provisions of the loan
                         agreement and other definitive credit documentation will require the approval of Lenders holding loans and commitments representing more than 50% of the aggregate amount of loans (excluding Competitive Bid Loans) and commitments under the Facility, except that the consent of all the Lenders affected thereby shall be required with respect to (i) increases in the commitment of such Lenders, (ii) reductions of principal, interest or fees, and (iii) extensions of scheduled maturities or times for payment.

GOVERNING LAW AND FORUM: State of Texas.

FEES/EXPENSES:           As set forth in Addendum 1.

OTHER: This Summary of Terms is intended as an outline of certain of the material terms of the Facility and does not purport to summarize all of the conditions, covenants, representations, warranties and other provisions which would be contained in definitive documentation for the Facility contemplated hereby. The Borrower and the Guarantors shall each waive its right to a trial by jury.

SYNDICATION SELL-DOWN    Every dollar raised during the Syndication process will
STRATEGY                 reduce the primary Lender's positions until each
                         Primary Lender's position will be reduced below
                         $50,000,000. No Primary Lender's position will be reduced below $50,000,000 until every Primary Lender's position is reduced to $50,000,000.


--------------------------------------------------------------------------------
[BANK OF AMERICA LOGO]               Page 2                       March 9, 1999

CONFIDENTIAL
--------------------------------------------------------------------------------

                                   ADDENDUM 1
                               FEES AND EXPENSES


FACILITY FEE:               The Borrower will pay a fee (the "Facility Fee"),
                            on each Lender's allocated share of the Commitments
                            (both drawn and undrawn portion), in the amount of applicable Facility Fee determined in accordance with the attached Pricing Grid. The Facility Fee is payable quarterly in arrears.

INTEREST RATES:             At the Borrower's option, any loan under the
                            Facility that is made to it will bear interest at a rate equal to the Applicable Margin, as determined in accordance with the attached Pricing Grid, plus one of the following indexes: (i) LIBOR, or (ii) the Alternate Base Rate (to be defined as the higher of (a) the Administrative Agent's prime rate and (b) the Federal Funds rate plus .50%). If the Borrower shall elect the conversion of any loan under the Facility to a one year Term Loan the Applicable
                            Margin will be equal to the sum of the Applicable
                            Margin for LIBOR Loans, the Facility Fee plus 12.5 basis points.

COST AND YIELD
PROTECTION:                 Customary for transactions and facilities of this
                            type, including, without limitation, in respect of breakage or redeployment costs incurred in connection with prepayments, changes in capital adequacy and capital requirements or their interpretation, illegality, unavailability, reserves without proration or offset and payments free and clear of withholding or other taxes.

The Facility Fee, the Applicable Margin for any fiscal quarter, shall be the applicable rate per annum set forth in the table below opposite the ratio of Funded Debt to EBITDA determined as of the last day of the immediately preceding fiscal quarter.



                             FACILITY PRICING GRID
================================================================================
                                  APPLICABLE       APPLICABLE
                                  MARGIN FOR     MARGIN FOR ABR      FACILITY
 LEVEL       TOTAL DEBT/EBITDA    LIBOR LOANS        LOANS             FEE
--------------------------------------------------------------------------------
     I             >2.25x          92.5bps           0.0bps          20.0bps
--------------------------------------------------------------------------------
    II     > = 1.50x but <2.25x    72.5bps           0.0bps          15.0bps
--------------------------------------------------------------------------------
   III*    > = 0.75x but <1.50x    82.5bps           0.0bps          12.5bps
--------------------------------------------------------------------------------
    IV            <0.75x           52.5bps           0.0bps          10.0bps
--------------------------------------------------------------------------------
     V           BBB+/Baa1         40.0bps           0.0bps          10.0bps
================================================================================

* Anticipated Initial LIBOR margin and Facility Fee.



--------------------------------------------------------------------------------
[BANK OF AMERICA LOGO]                  Page 3                     MARCH 9, 1998

                           [ABN-AMRO BANK LETTERHEAD]



March 9, 1999

BMC Software, Inc.
2101 City West Blvd.
Houston, Texas 77042

Attn: Stephen Solcher, Vice President and Treasurer
      Mike Shryock, Finance Manager

Re:   Proposed $500,000,000 Revolving Credit Facility (the "Facility")

Dear Stephen and Mike:

We, ABN AMRO Bank N.V. ("ABN AMRO"), hereby issue our commitment to the Facility in a principal amount of $125,000,000 based on the terms and conditions outlined in the revised Summary of Terms and Conditions dated March 8, 1999 (the "Term Sheet") sent to us by BMC Software, Inc. as amended by Mike Shryock's letter to ABN AMRO dated March 9, 1999. Our commitment to this financing is subject to the negotiation and execution of documentation satisfactory to ABN AMRO.

The commitment offered by ABN AMRO herein is to underwrite the aggregate amount of $125,000,000. If BMC accepts this commitment offer, ABN AMRO undertakes to syndicate the Facility; provided, however, that the inability of ABN AMRO to complete such syndication shall not affect the commitment of ABN AMRO or the obligations of BMC hereunder.

BMC agrees to provide ABN AMRO with all information and take such other actions as ABN AMRO may reasonably request to facilitate the syndication of the Facility by ABN AMRO. ABN AMRO agrees to treat all confidential information provided to it by BMC on a confidential basis in accordance with customary banking practices subject to customary exceptions. ABN AMRO may provide such information to potential syndicate banks and financial institutions provided such banks and financial institutions similarly agree to maintain such confidentiality.

This letter is not meant to encompass, nor shall it be construed as encompassing, all of the terms and conditions of the Facility. It is intended to outline the principal points of business understandings concerning the Facility. The commitment of ABN AMRO hereunder is subject to completion by ABN AMRO of satisfactory due diligence and the execution of a definitive lease agreement and other lease documentation in form and substance satisfactory to ABN AMRO. If ABN AMRO and BMC are unable to agree upon such documentation, they shall have no further obligations to each other hereunder

[ABN-AMRO BANK LOGO]

except that BMC shall be obligated to reimburse ABN AMRO for its out-of-pocket fees, costs and expenses as provided herein.

In consideration of the commitments provided by ABN AMRO hereunder, BMC agrees to indemnify and hold harmless each of ABN AMRO and its officers, directors, employees, agents, advisors and affiliates for all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and disbursements of counsel) incurred by any of them in connection with this commitment letter, the Facility, the use by BMC of the Facility or the proceeds thereof, the collateral for the Facility, the lease documents, any related document, instrument or agreement or any transaction contemplated hereby or thereby whether or not such transactions are consummated, except for the portion of such claims, damages, losses, liabilities and expenses caused by such party's gross negligence or willful misconduct.

The commitment set forth in this letter is personal to BMC and may not be transferred or assigned to any other party without the prior written consent of ABN AMRO. Except as otherwise required by law, neither this letter nor any part hereof may, without the prior written consent of ABN AMRO, be disclosed or exhibited to any other party except BMC's accountants, attorneys and other advisors, and then, in each case, only in connection with the transactions contemplated hereby and on a confidential basis.

If the commitment offered herein is satisfactory, please indicate BMC's acceptance by having an authorized officer of BMC sign and date each of the enclosed copies of this letter and the attached fee agreement letter and delivering the executed copies of each, to ABN AMRO. ABN AMRO reserves the right to terminate the commitment offer set forth herein at any time prior to receipt by ABN AMRO of such executed copies. Unless so accepted or otherwise terminated by ABN AMRO on or prior to March 15, 1999, the offer set forth herein will expire on that date.

Upon the acceptance by BMC of the commitment offer set forth in this letter, ABN AMRO will commence its due diligence and instruct its counsel to commence documentation. By accepting this offer, BMC agrees to reimburse ABN AMRO for all reasonable fees, costs and expenses (whether incurred before or after the date hereof), including, without limitation, audit fees, out-of-pocket syndication expenses, and fees and disbursements of counsel for ABN AMRO, incurred by ABN AMRO in connection with its due diligence, the syndication of the Facility and the negotiation, preparation, execution, delivery and enforcement of the lease documents, whether or not any money is advanced by ABN AMRO under the Facility, any of the transactions contemplated hereby are consummated or any documents are agreed to and executed. If BMC accepts this offer, ABN AMRO's commitment hereunder shall continue until September 30, 1999, on which date such commitment shall expire unless final documents have been executed by ABN AMRO, BMC and the other parties thereto on or prior to such date.

This letter shall be governed by and construed in accordance with the laws of the State of California without regard to conflicts of law principles.

Closing and funding by ABN-AMRO to occur on or before April 7th, 1999.

[ABN-AMRO BANK LOGO]

We look forward to working with you on this transaction. Please let us know if you have any questions.

Very truly yours,
ABN AMRO BANK N.V.


By: /s/ JAMIE DILLON                   By: /s/ MATHEW HARVEY
   --------------------------------       ---------------------------------
Name:  Jamie Dillon                    Name:  Mathew Harvey
Title: Vice President and Director     Title: Vice President


ACCEPTED AND AGREED

BMC SOFTWARE, INC.


By: /s/ STEPHEN SOLCHER
   --------------------------------
Name:  STEPHEN SOLCHER
Title: TREASURER
Date:  3/10/99